EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Bill Liao, the Principal Executive Officer and Hong Juin (Grace) Chang, the Principal Financial Officer of Cirmaker Technology Corporation (the "Company"), DO HEREBY CERTIFY that:

     1. The Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

     IN WITNESS WHEREOF, each of the undersigned has executed this statement this 19th day of August, 2004.


                                            /s/ Bill Liao
                                            --------------------
                                            Bill Liao
                                            President
                                            (Principal Executive Officer)

                                            /s/ Hong Juin (Grace) Chang
                                            ---------------------------------
                                            Hong Juin (Grace) Chang
                                            General Manager and
                                            Chief Financial Officer
                                            (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Cirmaker Technology Corporation and will be retained by Cirmaker Technology Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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